EXHIBIT 32.2

                          SECTION 906 - CERTIFICATION.



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Mid Penn Bancorp (the "Company") for the period ended March 31, 2007, as filed with the Securities and Exchange Commission (the "Report"), I, KEVIN W. LAUDENSLAGER, TREASURER, of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, thAT:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


Date:  May 3, 2007                            By: /s/ Kevin W. Laudenslager
                                                  Kevin W. Laudenslager
                                                  Treasurer